SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

(703) 218-6000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
99	ManTech International Corporation Press Release (including financial tables), dated April 28, 2004, announcing financial results for the three months ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On April 28, 2004, ManTech International Corporation announced its financial results for the quarter ended March 31, 2004, as well as its earnings guidance for the second quarter of fiscal 2004 and for the full fiscal year 2004. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ManTech International Corporation

Date: April 28, 2004	/s/ Ronald R. Spoehel
Ronald R. Spoehel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99	ManTech International Corporation Press Release (including financial tables), dated April 28, 2004, announcing financial results for the three months ended March 31, 2004.